LEGG MASON PARTNERS EQUITY TRUST

AUGUST 5, 2011

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2011 OF

LEGG MASON CLEARBRIDGE DIVERSIFIED LARGE CAP GROWTH FUND

This supplement is being provided to update you about the proposed reorganization of Legg Mason ClearBridge Diversified Large Cap Growth Fund (the “Fund”) into Legg Mason ClearBridge Appreciation Fund (the “Reorganization”). The Board of Trustees of Legg Mason Partners Equity Trust recently voted to terminate the Agreement and Plan of Reorganization (the “Agreement”), in accordance with the Agreement, if sufficient votes approving the Reorganization were not obtained at the Reconvened Special Meeting of Shareholders. Sufficient votes were not obtained at the Reconvened Special Meeting of Shareholders of the Fund held on August 5, 2011. As a result, the Agreement will be terminated and you will remain a shareholder of the Fund. Any references to the Agreement and/or Reorganization are removed from the Prospectus and Statement of Additional Information.

This supplement should be retained for future reference.

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